SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 April 11, 2001
                        (Date of Earliest Event Reported)


        AIRPLANES LIMITED                          AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


        Jersey, Channel Islands                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

        33-99970-01                                13-3521640
        (Commission File                           (IRS Employer
        Number)                                    Identification No.)


        Airplanes Limited                          Airplanes U.S. Trust
        22 Grenville Street                        1100 North Market Street
        St. Helier                                 Rodney Square North
        Jersey, JE4 8PX                                   Wilmington, Delaware
        Channel Islands                            19890-0001
        (011 44 1534 609 000)                      (1-302-651-1000)

        (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.        Other Events


               Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated April 11, 2001, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.





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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                   AIRPLANES LIMITED


Date: April 11, 2001                               /s/ Roy M. Dantzic*
                                                   -------------------
                                                   Director and Officer


Date: April 11, 2001                               AIRPLANES U.S. TRUST


                                                   /s/ Roy M . Dantzic*
                                                   -------------------
                                                   Controlling Trustee
                                                   and Officer


                                                   *By: /s/ Michael Walsh
                                                        -----------------
                                                        Attorney-in-Fact






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



                                  EXHIBIT INDEX


Exhibit A   -   Report to Certificateholders
Exhibit B   -   Power of Attorney for Airplanes Limited
Exhibit C   -   Power of Attorney for Airplanes U.S. Trust















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